EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is intended to accompany Healthcare Investors of America, Inc.'s (the "Company") Quarterly Report on Form 10-QSB for the period ending June 30, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, I, James B. Kylstad, hereby certify in my capacity as the Chief Executive Officer of the Company, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                        /s/ James B. Kylstad
                                        ----------------------------------------
                                        James B. Kylstad
                                        Chief Executive Officer

Date: November 10, 2003